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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 10, 2026
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“TruPs”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note
This Amendment No. 2 on Form 8-K/A (this “Amendment”) further amends the Current Report on Form 8-K filed by Air T, Inc. (the “Company”) with the Securities and Exchange Commission on June 16, 2026 (the “Original 8-K”), as amended by Amendment No. 1 on Form 8-K/A filed on August 26, 2026 (the “August Amendment”), relating to the completion by Crestone Air Partners, LLC, a Delaware limited liability company and consolidated subsidiary of the Company (“CAP”), of the acquisition of all of the outstanding shares of Arena Aviation Partners B.V., a Netherlands private limited company (“Arena”), on June 10, 2026 (the “Arena Acquisition”).
The Company previously reported its entry into the Share Purchase Agreement relating to the Arena Acquisition in a Current Report on Form 8-K filed on March 9, 2026, as amended by Amendment No. 1 on Form 8-K/A filed on March 10, 2026.
The August Amendment was filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The August Amendment inadvertently included as Exhibit 99.1 a version of the report of Baran Audit & Assurance Services B.V. (“Baran”) that did not refer to auditing standards generally accepted in the United States of America (“U.S. GAAS”). This Amendment is being filed solely to replace and refile Exhibit 99.1 with a version containing Baran’s report stating that its audit was conducted in accordance with U.S. GAAS. No changes have been made to the financial statements or notes included in Exhibit 99.1, and the unaudited pro forma financial information previously filed as Exhibit 99.2 to the August Amendment is unchanged. Exhibit 99.1 filed with this Amendment supersedes and replaces Exhibit 99.1 filed with the August Amendment. A new consent of Baran relating to its report included in Exhibit 99.1 is filed as Exhibit 23.1 to this Amendment. Except as expressly set forth herein, this Amendment does not amend, modify or update any other disclosure contained in the Original 8-K or the August Amendment.
Item 9.01 Financial Statements and Exhibits
a.Financial Statements of Businesses or Funds Acquired
The audited consolidated financial statements of Arena required by Item 9.01 are filed herewith as Exhibit 99.1 and are incorporated herein by reference. Exhibit 99.1 filed with this Amendment supersedes and replaces Exhibit 99.1 filed with the August Amendment.
b.Pro Forma Financial Statements
The unaudited pro forma financial information required by Item 9.01 was previously filed as Exhibit 99.2 to the August Amendment and is incorporated herein by reference. Such unaudited pro forma financial information has not been amended.
c.Not applicable
d.Exhibits

Exhibit No.	Description
23.1	Consent of Baran Audit & Assurance Services B.V.
99.1
Audited consolidated financial statements of Arena Aviation Partners B.V. as of and for the years ended December 31, 2025 and 2024, including the report of Baran Audit & Assurance Services B.V. thereon.

99.2
Unaudited pro forma condensed combined statements of operations for the year ended March 31, 2026 and the three months ended June 30, 2026, and related notes (incorporated by reference to Exhibit 99.2 to Amendment No. 1 on Form 8-K/A filed on August 26, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2026

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer